SUPPLEMENT DATED MARCH 23, 2020 TO THE

NEW YORK LIFE PREMIER VARIABLE ANNUITY – P SERIES

PROSPECTUS (AS SUPPLEMENTED) DATED MAY 1, 2019

INVESTING IN NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT - III

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the New York Life Premier Variable Annuity – P Series prospectus (the “Prospectus”). You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

This supplement describes certain changes to surrender charges, effective March 23, 2020. These changes expand the rights currently available under your Policy in response to the public emergency created by the COVID-19 pandemic. New York Life reserves the right to discontinue these changes at any time.

Modifications to Surrender Charges

All references to surrender charges in the Prospectuses are modified as follows:

We will not assess a surrender charge on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 15% of the Accumulation Value as of the last Policy Anniversary (15% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 15% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

Surrenders have tax consequences. Please refer to the Federal Tax Matters section your Prospectus, or your tax advisor, for more information. Surrenders can also affect the value of other benefits under your policy, including benefits available through riders. Please refer to the Distributions Under the Policy section of your Prospectus for more information.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010